UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

MARATHON OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Road, Houston, Texas	77056-2723
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 629-6600

______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ ☐ ☐ ☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________
Item 2.02	Results of Operations and Financial Condition.

On October 26, 2004, Marathon Oil Corporation (Marathon) issued a press release announcing third quarter 2004 earnings. The press release is being furnished as an exhibit to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press Release dated October 26, 2004, issued by Marathon Oil Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

Date: October 26, 2004	By:	/s/ A.G. Adkins
A.G. Adkins
Vice President-Accounting and Controller

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated October 26, 2004, announcing Marathon's financial results for the third quarter 2004.